UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 19, 2008 (November 4, 2008)
The Scotts Miracle-Gro Company

(Exact name of registrant as specified in its charter)

Ohio	1-13292	31-1414921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041

(Address of principal executive offices)	(Zip Code)
(937) 644-0011

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	— Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Notification by Arnold W. Donald of his Decision Not to Stand for Re-Election to Board
     On December 18, 2008, Arnold W. Donald, a member of the Board of Directors of The Scotts Miracle-Gro Company (the “Company”) who serves in the class whose terms expire at the Company’s 2009 Annual Meeting of Shareholders, notified the Company that he had decided not to stand for re-election to the Board.
Discretionary Bonus Award for Barry W. Sanders
     On November 4, 2008, the Compensation and Organization Committee of the Company approved a one-time payment of $125,000 to Barry W. Sanders, the Company’s Executive Vice President, North America, in recognition of his continuing service.
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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY
Dated: December 19, 2008	By:	/s/ Vincent C. Brockman
		Name:	Vincent C. Brockman
		Title:	Executive Vice President, General Counsel and Corporate Secretary

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